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                                                                 EXHIBIT 10.15.1


       AMENDMENT NO. 1 TO THE SERIES B PREFERRED STOCK PURCHASE AGREEMENT

     This Amendment No. 1 (the "Amendment") to the Series B Preferred Stock Purchase Agreement dated as of December 9, 1999, by and among Avistar Communications Corporation, a Delaware corporation (the "Company"), and several Purchasers (the "Agreement") is made and entered into as of July __, 2000 pursuant to Section 8.4 of the Agreement. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the respective meanings assigned to them in the Agreement.

                                    RECITALS

     WHEREAS, Section 8.4 of the Agreement permits amendment of the Agreement upon written consent of the Company and Purchasers holding at least a majority of the Series B Preferred Shares (or shares of Common Stock issued upon conversion of the Series B Preferred Shares);

     WHEREAS, the Company agreed to certain affirmative covenants pursuant to
Section 7 of the Agreement, which covenants should properly terminate upon the effectiveness of a firm commitment underwritten initial public offering of the Company (the "IPO"); and

     WHEREAS, the Company wishes to terminate such covenants upon the effectiveness of the IPO.

                                    AGREEMENT

         NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Sections 7.2, 7.3 and 7.4 of the Agreement shall terminate upon the effectiveness of the IPO.

     2. Except as expressly set forth in this Amendment, the Agreement shall continue in full force and effect in accordance with its terms.

     3. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of California, without reference to the conflict of laws provisions thereof.


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     IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NO. 1 TO
THE SERIES B PREFERRED STOCK PURCHASE AGREEMENT to be executed as of the date first above written.

"COMPANY"                              AVISTAR SYSTEMS CORPORATION
                                       A DELAWARE CORPORATION

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


"PURCHASERS"

                                       UBS (USA) Inc.

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


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